Exhibit 99.2

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Unaudited pro forma combined consolidated financial information

The following unaudited pro forma combined consolidated balance sheet the (“Pro Forma”) reflects the estimated adjustments to Dandrit Biotech USA, Inc. (“Parent”) and Subsidiaries’ historical unaudited consolidated balance sheet as of December 31, 2017. Also, the unaudited pro forma combined consolidated statement of income reflects the estimated adjustments to Dandrit Biotech USA, Inc. and Subsidiaries’ historical consolidated statement of operations for the year ended June 30, 2017, and for the six months ended December 31, 2017, to give effect to the acquisition (the “Acquisition”) of Enochian Biopharma, Inc. (“Enochian”), per the terms of Agreement and Plan of Merger dated January 12, 2018, by and among Parent, DanDrit Acquisition Sub, Inc., a wholly owned subsidiary of Parent, Enochian and Weird Science LLC, a California limited liability company and the super majority stockholder of Enochian (the “Merger Agreement”), which closed on February 16, 2018, and the related issuance of 18,081,962 shares of common Stock of Parent, and contingent consideration of potentially 6,488,122 common share to be issued upon the exercise of 5,838,122 warrants and or 650,000 stock options/grant warrants of Parent currently outstanding.

The unaudited pro forma consolidated combined balance sheet as of December 31, 2017 is based on the unaudited consolidated balance sheet of Parent and unaudited balance sheet of Enochian as adjusted to reflect the Total Common Stock Investment and the Acquisition as though it had occurred on December 31, 2017, reflecting equity transaction’s of the Parent prior to the acquisition.

The unaudited pro forma consolidated combined statements of operations assumes the Acquisition occurred on July 1, 2016. For purposes of the pro forma statement of operations for the year ended June 30, 2017, Enochian’s historical statements of operations for the period from inception on May 19, 2017 through September 30, 2017 eliminating the three months from July 1, 2017 through September 30, 2017 were combined with Parent’s and Subsidiaries’ historical statement of operations for the year ended June 30, 2017. For the purposes of the pro forma statement of operations for the six ended December 31, 2017, Enochian’s historical statement of operations for the six months ended December 31, 2017 were combined with Parent’s historical statement of operations for the six months ended December31, 2017.

The Acquisition is treated as a purchase transaction. The initial accounting for the business combination is complete but final accounting is not complete as of the filing of these proforma condensed combined financial statements. We are reporting in these pro forma condensed combined financial statements provisional estimated amounts of the fair market value of the assets acquired. The determination of Enochian’s purchase price and allocation of the purchase price to the underlying tangible and intangible assets in the pro forma condensed combined financial statements are subject to change as additional information becomes available. The unaudited pro forma combined consolidated statements of operations are not necessarily indicative of Parent’s actual results of operations assuming the transaction were completed on July 1, 2016, nor do they purport to represent Parent’s results of operations for the future periods.

 The unaudited pro forma data presented herein reflects events that are directly attributable to the described transactions, factually supportable, and as it relates to the unaudited pro forma consolidated combined statement of operations, expected to have a continuing impact. The unaudited pro forma data presented herein also reflects certain assumptions which management believes are reasonable. Such pro forma data is not necessarily indicative of financial results that would have been attained had the described transactions occurred on the dates indicated above, or the results of the combined company that may be achieved in the future. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual results may differ from the pro forma results indicated herein. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated combined financial statements.

The unaudited pro forma consolidated combined financial statements are provided for illustrative purposes only and are not intended to represent or be indicative of the consolidated results of operations or consolidated financial position of the combined company that would have been recorded had the Acquisition been completed as of the dates presented, and they should not be taken as representative of the expected future results of operations or financial position of the combined company. The unaudited pro forma consolidated combined financial statements do not reflect the impacts of any potential operational efficiencies, asset dispositions, cost savings or economies of scale that the combined company may achieve with respect to the operations of the combined company. Additionally, the unaudited pro forma consolidated combined statement of operations does not include non-recurring charges or credits, and the related tax effects, which result directly from the Acquisition.

The unaudited pro forma consolidated combined financial statements have been derived from, and should be read in conjunction with, (i) the historical consolidated financial statements and accompanying notes of Parent, as included in Parent’s Quarterly Report on Form 10-Q for the six months ended December 31, 2017 filed with the Securities and Exchange Commission (“SEC”) on February 9, 2018, (ii) the historical consolidated financial statements and accompanying notes of Dandrit Biotech USA, Inc., as included in Parent’s Annual Report on Form 10-K for the year ended June 30, 2017 filed with the SEC on September 14, 2016 and (iii) the historical financial statements and accompanying notes of Enochian, as included in Item 9.01(a) of this report.

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Unaudited proforma combined Balance Sheet

	Consolidated
	DANDRIT BIOTECH USA, INC.	ENOCHIAN		Proforma	Proforma
	and SUBSIDIARIES	BIOPHARMA, INC.		Increase (Decrease)	Combined
	As of	As of		As of	As of
	December 31, 2017	December 31, 2017		December 31, 2017	December 31, 2017
CURRENT ASSETS:
Cash	$2,306,129	$132,727	[B]	3,294,911	$18,777,732
			[C]	13,417,040
			[I]	(433,231)
			[J]	60,156
Cash Held in Escrow	4,811,766	$—	[F]	(4,811,766)	—
Other Receivables	104,500	$60,156	[J]	(60,156)	104,500
Prepaid Expenses	15,385	$—		—	15,385
Total Current Assets	7,237,780	$192,883		11,466,954	18,897,617

PROPERTY AND EQUIPMENT, net accumulated depreciation	$—	$—		—	$—

OTHER ASSETS:
	—	—		—	—
Deferred Stock Offering Costs	$10,874	$—	[G]	(10,874)	$—
Loan Receivable	446,939	—	[G]	(446,939)	—
Definite-Life Intangible Assets	$122,794	$—	[E]	94,026,202	$128,487,106
			[E]	33,738,234
			[E]	599,876
Deposits	8,719	—		—	8,719
Total Other Assets	$589,326	$—		127,906,499	$128,495,825

Total Assets	$7,827,106	$192,883		139,373,453	$147,393,442

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Unaudited proforma combined Balance Sheet

	Consolidated
	DANDRIT BIOTECH USA, INC.	ENOCHIAN		Proforma	Proforma
	and SUBSIDIARIES	BIOPHARMA, INC.		Increase	Combined
	As of	As of		As of	As of
	December 31, 2017	December 31, 2017		December 31, 2017	December 31, 2017
CURRENT LIABILITIES:
Advances to Purchase Common Shares	4,811,766	—	[F]	(4,811,766)	—
Convertible Notes Payable - Related Party	$120,300	$—	[A]	(120,300)	$—
Notes Party - Related Party, Current Portion	89,000	—		—	89,000
Accounts Payable - Trade	$698,816	$345,820	[G]	(10,874)	1,033,762
Accounts Payable - Related Party	235,000	—		—	235,000
Accrued Expenses	$19,551	$—		—	19,551

Total Current Liabilities	$5,974,433	$345,820		(4,942,940)	$1,377,313

Notes Payable - Related Party	$—	$446,939	[G]	(446,939)	$—

Total Long-Term Liabilities	$—	$446,939		(446,939)	$—
Total Liabilities	5,974,433	792,759		(5,389,879)	1,377,313

STOCKHOLDERS’ EQUITY:
Common Stock	$1,391	$85	[A]	8
			[B]	240
			[C]	168
			[D]	2	$3,616
			[E]	1,808
			[E]	(85)
Additional Paid-in Capital	$31,629,270	$4,409	[A]	120,292	$176,328,732
			[B]	3,294,671
			[C]	13,416,872
			[D]	104,998
			[E]	94,024,394
			[E]	(4,409)
	—	—	[E]	33,738,234
(Accumulated Deficit) / Retained Earnings	$(29,746,238)	$(604,370)	[I]	(433,231)	$(30,284,469)
			[E]	604,370
			[D]	(105,000)

Other Comprehensive Income, net	$(31,750)	$—			$(31,750)
Total Stockholders’ Equity	1,852,673	(599,876)		144,763,332	146,016,129

Total Liabilities and Stockholders’ Equity	7,827,106	192,883		139,373,453	147,393,442

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Unaudited proforma combined Statement of Operations

	Consolidated			Proforma	Proforma
	DANDRIT BIOTECH USA, INC.	ENOCHIAN		Increase	Combined
	and SUBSIDIARIES	BIOPHARMA, INC.		(Decrease)	For the
	For the Six Months	For the Six Months			For the Six Months
	December 31, 2017	December 31, 2017			December 31, 2017
NET SALES	$—	$—		$—	$—

COST OF GOODS SOLD	—	—		—	—

GROSS LOSS	—	—		—	—

OPERATING EXPENSES:
General and Administrative Expenses	956,947	43,966	[I]	(433,231)	160,342
			[G]	(407,340)
Non-cash compensation expense	112,837	—	[D]	105,000	217,837
Research and Development	373,621	158,523		—	532,144
Depreciation and Amortization	7,900	—	[J]	3,208,883	3,216,783
Consulting Expense	456,098	543,540		—	999,638

Total Operating Expense	1,907,403	746,029		2,473,312	5,126,744

LOSS FROM OPERATIONS	(1,907,403)	(746,029)		(2,473,312)	(5,126,744)

OTHER INCOME (EXPENSE)
Interest (Expense) - related party	(13,181)	(10,874)	[G]	10,874	(13,181)
Interest (Expense)	(62)	—		—	(62)
Gain (Loss) on Currency Transactions	596,432	—		—	596,432
Interest and Other Income	14,928	407,496	[G]	(407,340)	4,210
			[G]	(10,874)
Total Other Income (Expense)	598,117	396,622		(407,340)	587,399

LOSS BEFORE INCOME TAXES	(1,309,286)	(349,407)		(2,880,652)	(4,539,344)

Income Tax Expense (Benefit)	(6,572)	—		—	(6,572)

NET LOSS	$(1,302,714)	$(349,407)		$(2,880,652)	$(4,532,772)

CURRENCY TRANSLATION, NET	(384,582)	—		—	(384,582)

OTHER COMPREHENSIVE INCOME	$(1,687,296)	$(349,407)		$(2,880,652)	$(4,917,354)

BASIC LOSS PER SHARE					$(0.125)
			[A]	75,188
PROFORMA COMMON SHARES			[B]	2,400,000
OUTSTANDING			[C]	1,677,130	36,163,924
			[D]	18,750
			[E]	18,081,962

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Unaudited proforma combined Statement of Operations

	Consolidated	ENOCHIAN		Proforma	Proforma
	DANDRIT BIOTECH USA, INC.	BIOPHARMA, INC.		Increase	Combined
	and SUBSIDIARIES	From Inception on		(Decrease)	For the
	For the Year Ended	May 19, 2017 through		For the Year Ended	Year Ended
	June 30, 2017	September 30, 2017		June 30, 2017	June 30, 2017
NET SALES	$—	$—		$—	$—

COST OF GOODS SOLD	—	—		—	—

GROSS LOSS	—	—		—	—

OPERATING EXPENSES:
General and Administrative Expenses	1,560,332	263,197	[J]	(205,180)	1,618,349
	—	—		—	—
Research and Development	62,763	265,265	[J]	(69,125)	258,903
Depreciation and Amortization	14,528	—	[G]	6,417,765	6,432,293
Consulting Expense	1,012,804	—		—	1,012,804

Total Operating Expense	2,650,427	528,462		6,143,460	9,332,349

LOSS FROM OPERATIONS	(2,650,427)	(528,462)		(6,143,460)	(9,332,349)

OTHER INCOME (EXPENSE)
Interest (Expense) - Related Party	(15,049)	(5,393)	[J]	4,587	(15,855)
Interest (Expense)	(11,210)	—		—	(11,210)
Gain (Loss) on Currency Transactions	218,979	—		—	218,979
Other Income (Loss)	—	137,500	[J]	(137,500)	—

Total Other Income (Expense)	192,720	132,107		(132,913)	191,914
LOSS BEFORE INCOME TAXES	(2,457,707)	(396,355)		(6,276,373)	(9,130,435)

Income Tax Expense (Benefit)	(64,877)	—		—	(64,877)

NET LOSS	$(2,392,830)	$(396,355)		$(6,276,373)	$(9,065,558)

CURRENCY TRANSLATION, NET	(211,461)	—		—	(211,461)

OTHER COMPREHENSIVE INCOME	$(2,604,291)	$(396,355)		$(6,276,373)	$(9,277,019)

BASIC LOSS PER SHARE					$(0.251)
			[A]	75,188
PROFORMA COMMON SHARES			[B]	2,400,000
OUTSTANDING			[C]	1,677,130	36,163,924
			[D]	18,750
			[E]	18,081,962

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements

NOTE 1 – DANDRIT BIOTECH USA, INC. AND SUBSIDIARIES, (PARENT)

DANDRIT BIOTECH USA, INC. (“Parent”) was originally incorporated in the State of Delaware on January 18, 2011 under the name “Putnam Hills Corp.” as a vehicle to pursue a business combination through the acquisition of, or merger with, an operating business. Effective, March 2, 2018, Parent changed its name to Enochian Biosciences Inc.

DANDRIT BIOTECH AS, a Danish corporation was incorporated on April 1, 2001 (“DanDrit Denmark”) and following the Share Exchange Agreement dated February 12, 2014 is a 100% owned subsidiary of the Parent (subject to 123,464 common shares of DanDrit Denmark or 3.08% of outstanding shares to be acquired with the 185,053 common shares of the Parent held in escrow according to Danish law). The Company engages in the research and development, manufacturing and clinical trials of pharmaceutical and biological products for the human treatment of cancer.

DANDRIT ACQUISITION SUB, INC. (“Acquisition Sub”) was incorporated under the laws of the State of Delaware on January 8, 2018 and was a 100% owned subsidiary of Parent until it merged with and into Enochian Biopharma Inc. (“Enochian”) on February 16, 2018, as more fully described in Note 3 below.

Parent engages in the research and development, manufacturing and clinical trials of pharmaceutical and biological products for the human treatment of cancer.

NOTE 2 – ENOCHIAN BIOPHARMA INC.

Enochian, a Delaware corporation and formerly a super majority owned subsidiary of Weird Science, LLC (“WS”), is a biotech company based in Los Angeles, California working on a curative treatment for HIV infection using innovative proprietary technology. For income tax filing purposes, Enochian Biopharma Inc. has operated as a C-Corporation since its incorporation on May 19, 2017. On January 12, 2018, Enochian entered into a new license agreement with WS and terminated the original license agreement. Per the new license agreement, WS granted Enochian a perpetual, fully paid up, royalty-free, sub-licensable, exclusive license to the rights associated with the technology used in the prevention, treatment, and/or amelioration of and/or therapy exclusively for HIV in humans. Enochian’s fiscal-year ends on September 30th.

NOTE 3 PROFORMA ADJUSTMENTS

On February 16, 2018, pursuant to an Agreement and Plan of Merger, dated January 12, 2018, by and among Parent, Acquisition Sub, Enochian and WS (the “Merger Agreement”), Acquisition Sub was merged with and into Enochian (the “Acquisition”), and as a result of the Acquisition, Enochian became 100% owned subsidiary of Parent. Immediately prior to the Acquisition, there were 18,081,962 shares of Parent’s common stock, par value $.0001 per share (“Common Stock”), outstanding, after giving effect to 1,677,130 shares of Common Stock issued at $8.00 per share in a private placement (the “Private Placement”), 2,418,750 shares of Common Stock issued upon the exercise of warrants at $1.30 to $2.00 per share, the conversion of $120,300 in related party notes at $1.60 per share, or 75,188 shares of Common Stock and the issuance of 18,750 common shares for consulting services. On February 16, 2018, pursuant to the Merger Agreement, the 850,000 outstanding shares of the common stock of Enochian held by its shareholders were exchanged for 18,081,962 shares of Parent’s Common Stock, bringing the total amount of shares of Parent’s Common Stock outstanding to 36,163,924. The Merger Agreement also calls for the issuance of up to an additional 6,488,122 shares of Common Stock to the former shareholders of Enochian upon the exercise of any of Parent’s 5,838,122 warrants and or 650,000 options/ grant warrants outstanding as of February 16, 2018.

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements

NOTE 3 PROFORMA ADJUSTMENTS (continued)

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period.  Management made assumptions and estimates for determining fair value of the consideration paid, fair value of the underlying assets acquire and resulting definite-life intangible assets and amortization.  Actual results could differ from those estimated by management.

The following is the initial accounting for the business combination final accounting is not complete as of the filing of these proforma condensed combined financial statements.  We are reporting in these proforma condensed combined financial statements provisional estimated amounts of the fair market values of the assets acquired, and are subject to change as additional information, including the final determination of the Enochian purchase price and allocation of the purchase price to the underlying tangible and intangible assets becomes available.

We shall retrospectively adjust the provisional amounts recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date.

The unaudited pro forma consolidated combined balance sheet as of December 31, 2017 is based on the unaudited consolidated balance sheet of Parent and Subsidiaries and the unaudited balance sheet of Enochian as adjusted to reflect the Total Common Stock investment and the Acquisition as though it had occurred on December 31, 2017.

The unaudited pro forma consolidated combined statements of operations assumes the Acquisition occurred on July 1, 2016. For purposes of the pro forma statement of operations for the year ended June 30, 2017, Enochian’s historical statements of operations for the period from inception on May 19, 2017 through September 30, 2017, eliminating the three months from July 1, 2017 through September 30, 2017, were combined with Parent’s and Subsidiaries’ historical statement of operations for the year ended June 30, 2017. For the purposes of the pro forma statement of operations for the six months ended December 31, 2017 Enochian’s historical statement of operations for the six months ended December 31, 2017 were combined with Parent’s historical statement of operations for the six months ended December 31, 2017.

The following adjustments were made in the preparation of the unaudited pro forma consolidated combined balance sheet and unaudited pro forma consolidated combined statements of operations:

[A]	To record the conversion of $120,300 of convertible notes to 75,188 shares of Common Stock with a cost basis of each share of $1.60.

[B]	To record the exercise of warrants for 2,400,000 shares of Common Stock with exercise prices ranging from $1.60 per share to $2.00 per share.

[C]	To record the sale of 1,677,130 shares of Common Stock with a cost basis of $8.00 per share in the Private Placement.

[D]	To record a consulting agreement non-cash compensation of 18,750 shares of common stock with a cost basis of $5.60 for a compensation amount of $105,000.

Dandrit Biotech USA, Inc. and Subsidiaries and

Enochian Biopharma, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

NOTE 3 PROFORMA ADJUSTMENTS (continued)

[E]	To record the 100% acquisition of Enochian through the issuance of 18,081,962 shares of common stock at $5.20 per share (the closing price) and contingent consideration of potentially 6,488,122 common shares to be issued upon the exercise of 5,838,122 warrants and or 650,000 stock options/grant warrants of Parent outstanding as of February 16, 2018 and eliminate the net stockholders (deficit) of Enochian prior to the acquisition.

[F]	To record the release of escrow funds pursuant to the Private Placement and exercises of the warrants ([C] above).

[G]	To record the eliminations of intercompany notes payable, receivables, exclusivity income, exclusivity payments, interest and other transactions between Parent and Enochian prior to the closing of the merger.

[H]	To record the closing expenses associated with the Merger Agreement.

[I]	To eliminate income and expenses for the three month period July 1, 2017 to September 30, 2017 from Enochian’s September 30, 2017 audited financial statements for comparability to the June 30, 2017 audit financial statements of Parent and Subsidiaries for the year ended December June 30, 2017.

[J]	To record the amortization of the definite-life intangible assets assuming a 20 year useful life as if the acquisition had occurred on July 1, 2016.